                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 6, 2002
                                                  -----------------------------


                      UNIVERSITY REAL ESTATE PARTNERSHIP V
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in Charter)


               California                              08914                           95-3240567
    (State or other jurisdiction of          (Commission File Number)          (IRS employer identification
     incorporation or organization)                                                      number)


    3811 Turtle Creek Boulevard, Suite 1850, Dallas, TX.          75219-0000
    ----------------------------------------------------        --------------
               (Address of Principle Office)                       (Zip Code)

    Registrant's telephone number, including area code:         (214) 651-4000
                                                                --------------




--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)






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
                      UNIVERSITY REAL ESTATE PARTNERSHIP V

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On September 5, 2002, University Real Estate Partnership V (the "Registrant") was notified by McGladrey & Pullen, LLP that they would no longer serve as auditor for the partnership. The Registrant has not selected a new auditor. The auditor's report from McGladrey & Pullen, LLP for the Registrant's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified as to audit scope or accounting principals. However, the auditor's report for the last fiscal year was modified regarding the uncertainty of the Registrant's ability to continue as a going concern. During the Registrant's most recent fiscal year and the subsequent interim period preceding the change, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure. The registrant has requested McGladrey & Pullen, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such a letter is included in an exhibit to the Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)   EXHIBITS.

      Exhibit 16 Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission.






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
                      UNIVERSITY REAL ESTATE PARTNERSHIP V

                                 SIGNATURE PAGE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        UNIVERSITY REAL ESTATE PARTNERSHIP V


                                        By:  University Advisory Company
                                             General Partner

                                        By:  OS General Partner Company



Date: October 11, 2002                  By:  /s/ Curtis R. Boisfontaine, Jr.
-------------------------------              ---------------------------------
                                             Curtis R. Boisfontaine, Jr.
                                             President



Pursuant to the requirements of the Securities Exchange Act of 1934, the following persons on behalf of the registrant and in the capacities and on the dates indicated have signed this report below.



Date: October 11, 2002                 By:  /s/ Curtis R. Boisfontaine, Jr.
------------------------------------        ----------------------------------------------------
                                            Curtis R. Boisfontaine, Jr.
                                            President, Principle Executive Officer, and Director
                                            of OS General Partner Company


Date: October 11, 2002                 By:  /s/ David K. Ronck
------------------------------------        ----------------------------------------------------
                                            David K. Ronck
                                            Vice President and Chief Accounting Officer of
                                            OS General Partner Company







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
                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  16        Letter from McGladrey & Pullen, LLP to the Securities and Exchange
            Commission.





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